POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below as part of, in connection with or in any way relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

This Power of Attorney includes specifically, but not by limitation, Mutual of America Life Insurance Company:

•      Separate Account No. 2 TVIF (File Nos.002-90201, 811-03996)

•      Separate Account No. 2 Thrift (File Nos. 33-11023, 811-03996)

•      Separate Account No. 2 457 (File Nos.33-5609, 811-03996)

•      Separate Account No. 3 VUL (File Nos. 333-83413, 811-09487)

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand, this 21st day of June, 2007.

/s/ C. L. Alexander
Clifford L. Alexander, Jr.

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below as part of, in connection with or in any way relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

This Power of Attorney includes specifically, but not by limitation, Mutual of America Life Insurance Company:

•      Separate Account No. 2 TVIF (File Nos.002-90201, 811-03996)

•      Separate Account No. 2 Thrift (File Nos. 33-11023, 811-03996)

•      Separate Account No. 2 457 (File Nos.33-5609, 811-03996)

•      Separate Account No. 3 VUL (File Nos. 333-83413, 811-09487)

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand, this 21st day of June, 2007.

/s/ Manfred Altstadt
Manfred Altstadt

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below as part of, in connection with or in any way relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

This Power of Attorney includes specifically, but not by limitation, Mutual of America Life Insurance Company:

•      Separate Account No. 2 TVIF (File Nos.002-90201, 811-03996)

•      Separate Account No. 2 Thrift (File Nos. 33-11023, 811-03996)

•      Separate Account No. 2 457 (File Nos.33-5609, 811-03996)

•      Separate Account No. 3 VUL (File Nos. 333-83413, 811-09487)

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand, this 21st day of June, 2007.

/s/ Patrick A. Burns
Patrick A. Burns

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below as part of, in connection with or in any way relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

This Power of Attorney includes specifically, but not by limitation, Mutual of America Life Insurance Company:

•      Separate Account No. 2 TVIF (File Nos.002-90201, 811-03996)

•      Separate Account No. 2 Thrift (File Nos. 33-11023, 811-03996)

•      Separate Account No. 2 457 (File Nos.33-5609, 811-03996)

•      Separate Account No. 3 VUL (File Nos. 333-83413, 811-09487)

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand, this 21st day of June, 2007.

/s/ Kimberly Casiano
Kimberly Casiano

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below as part of, in connection with or in any way relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

This Power of Attorney includes specifically, but not by limitation, Mutual of America Life Insurance Company:

•      Separate Account No. 2 TVIF (File Nos.002-90201, 811-03996)

•      Separate Account No. 2 Thrift (File Nos. 33-11023, 811-03996)

•      Separate Account No. 2 457 (File Nos.33-5609, 811-03996)

•      Separate Account No. 3 VUL (File Nos. 333-83413, 811-09487)

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand, this 21st day of June, 2007.

/s/ Roselyn P. Epps, M.D.
Roselyn P. Epps, M.D.

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below as part of, in connection with or in any way relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

This Power of Attorney includes specifically, but not by limitation, Mutual of America Life Insurance Company:

•      Separate Account No. 2 TVIF (File Nos.002-90201, 811-03996)

•      Separate Account No. 2 Thrift (File Nos. 33-11023, 811-03996)

•      Separate Account No. 2 457 (File Nos.33-5609, 811-03996)

•      Separate Account No. 3 VUL (File Nos. 333-83413, 811-09487)

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand, this 21st day of June, 2007.

/s/ Earle H. Harbison, Jr.
Earle H. Harbison, Jr.

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below as part of, in connection with or in any way relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

This Power of Attorney includes specifically, but not by limitation, Mutual of America Life Insurance Company:

•      Separate Account No. 2 TVIF (File Nos.002-90201, 811-03996)

•      Separate Account No. 2 Thrift (File Nos. 33-11023, 811-03996)

•      Separate Account No. 2 457 (File Nos.33-5609, 811-03996)

•      Separate Account No. 3 VUL (File Nos. 333-83413, 811-09487)

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand, this 21st day of June, 2007.

/s/ Maurine A. Haver
Maurine A. Haver

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below as part of, in connection with or in any way relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

This Power of Attorney includes specifically, but not by limitation, Mutual of America Life Insurance Company:

•      Separate Account No. 2 TVIF (File Nos.002-90201, 811-03996)

•      Separate Account No. 2 Thrift (File Nos. 33-11023, 811-03996)

•      Separate Account No. 2 457 (File Nos.33-5609, 811-03996)

•      Separate Account No. 3 VUL (File Nos. 333-83413, 811-09487)

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand, this 21st day of June, 2007.

/s/ Frances R. Hesselbein
Frances R. Hesselbein

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below as part of, in connection with or in any way relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

This Power of Attorney includes specifically, but not by limitation, Mutual of America Life Insurance Company:

•      Separate Account No. 2 TVIF (File Nos.002-90201, 811-03996)

•      Separate Account No. 2 Thrift (File Nos. 33-11023, 811-03996)

•      Separate Account No. 2 457 (File Nos.33-5609, 811-03996)

•      Separate Account No. 3 VUL (File Nos. 333-83413, 811-09487)

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand, this 21st day of June, 2007.

/s/ William T. Knowles
William T. Knowles

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below as part of, in connection with or in any way relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

This Power of Attorney includes specifically, but not by limitation, Mutual of America Life Insurance Company:

•      Separate Account No. 2 TVIF (File Nos.002-90201, 811-03996)

•      Separate Account No. 2 Thrift (File Nos. 33-11023, 811-03996)

•      Separate Account No. 2 457 (File Nos.33-5609, 811-03996)

•      Separate Account No. 3 VUL (File Nos. 333-83413, 811-09487)

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand, this 21st day of June, 2007.

/s/ LaSalle D. Leffall, Jr.
LaSalle D. Leffall, Jr. M.D.

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below as part of, in connection with or in any way relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

This Power of Attorney includes specifically, but not by limitation, Mutual of America Life Insurance Company:

•      Separate Account No. 2 TVIF (File Nos.002-90201, 811-03996)

•      Separate Account No. 2 Thrift (File Nos. 33-11023, 811-03996)

•      Separate Account No. 2 457 (File Nos.33-5609, 811-03996)

•      Separate Account No. 3 VUL (File Nos. 333-83413, 811-09487)

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand, this 21st day of June, 2007.

/s/ Connie Mack III
Senator Connie Mack III

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below as part of, in connection with or in any way relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

This Power of Attorney includes specifically, but not by limitation, Mutual of America Life Insurance Company:

•      Separate Account No. 2 TVIF (File Nos.002-90201, 811-03996)

•      Separate Account No. 2 Thrift (File Nos. 33-11023, 811-03996)

•      Separate Account No. 2 457 (File Nos.33-5609, 811-03996)

•      Separate Account No. 3 VUL (File Nos. 333-83413, 811-09487)

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand, this 21st day of June, 2007.

/s/ Thomas J. Moran
Thomas J. Moran

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below as part of, in connection with or in any way relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

This Power of Attorney includes specifically, but not by limitation, Mutual of America Life Insurance Company:

•      Separate Account No. 2 TVIF (File Nos.002-90201, 811-03996)

•      Separate Account No. 2 Thrift (File Nos. 33-11023, 811-03996)

•      Separate Account No. 2 457 (File Nos.33-5609, 811-03996)

•      Separate Account No. 3 VUL (File Nos. 333-83413, 811-09487)

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand, this 21st day of June, 2007.

/s/ Roger B. Porter
Roger B. Porter

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below as part of, in connection with or in any way relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

This Power of Attorney includes specifically, but not by limitation, Mutual of America Life Insurance Company:

•      Separate Account No. 2 TVIF (File Nos.002-90201, 811-03996)

•      Separate Account No. 2 Thrift (File Nos. 33-11023, 811-03996)

•      Separate Account No. 2 457 (File Nos.33-5609, 811-03996)

•      Separate Account No. 3 VUL (File Nos. 333-83413, 811-09487)

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand, this 21st day of June, 2007.

/s/ Peter J. Powers
Peter J. Powers

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below as part of, in connection with or in any way relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

This Power of Attorney includes specifically, but not by limitation, Mutual of America Life Insurance Company:

•      Separate Account No. 2 TVIF (File Nos.002-90201, 811-03996)

•      Separate Account No. 2 Thrift (File Nos. 33-11023, 811-03996)

•      Separate Account No. 2 457 (File Nos.33-5609, 811-03996)

•      Separate Account No. 3 VUL (File Nos. 333-83413, 811-09487)

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand, this 21st day of June, 2007.

/s/ Dennis J. Reimer
Dennis J. Reimer

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below as part of, in connection with or in any way relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

This Power of Attorney includes specifically, but not by limitation, Mutual of America Life Insurance Company:

•      Separate Account No. 2 TVIF (File Nos.002-90201, 811-03996)

•      Separate Account No. 2 Thrift (File Nos. 33-11023, 811-03996)

•      Separate Account No. 2 457 (File Nos.33-5609, 811-03996)

•      Separate Account No. 3 VUL (File Nos. 333-83413, 811-09487)

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand, this 21st day of June, 2007.

/s/ Elie Wiesel
Elie Wiesel